UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Hyliion Holdings Corp.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

You May Vote Your Proxy When You View The Materials On The Internet. You Will Be Asked To Follow The Prompts To Vote Your Shares.

HYLIION HOLDINGS CORP.
c/o Continental Proxy Services
1 State Street, New York NY 10004

HYLIION HOLDINGS CORP.

1202 BMC Drive, Suite 100
Cedar Park, Texas 78613

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

to be held on May 10, 2022

Stockholders are cordially invited to attend the Virtual Annual Meeting and to vote on the Internet or any Mobile device.

Dear Stockholder,

The 2022 Annual Meeting of Stockholders of Hyliion Holdings Corp., Inc. will be conducted virtually over the Internet. You will be able to attend the Annual Meeting, vote your shares electronically and submit your questions during the live webcast of the meeting being held on May 10, 2022, at 1:30 PM (CDT) by visiting: **https://cstproxy.com/hyliion/2022**.

Proposals to be considered at the Annual Meeting:

(1) To elect the four directors named in the Proxy Statement to serve until the 2025 Annual Meeting of Stockholders or until their respective successors are elected and qualified;

(2) To ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ended December 31, 2022;

(3) To approve, on a non-binding advisory basis, compensation for the Company's named executive officers, as disclosed in the Proxy Statement;

(4) To hold a non-binding advisory vote on the frequency of the stockholder advisory vote on the compensation of the Company's named executive officers; and

(5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors recommends a vote "FOR" all nominees under Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, and "FOR" "ONE YEAR" under Proposal 4.

Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card.

Vote at the Meeting –
If you plan to attend the virtual online Annual Meeting, you will need your 12 digit control number to vote electronically at the Annual Meeting. To attend:
https://cstproxy.com/hyliion/2022

Vote Your Proxy on the Internet:
Go to http://www.cstproxyvote.com
Have your notice available when you access the above website. Follow the prompts to vote your shares.

To view the Proxy Materials and attend the Annual Meeting, please go to:
https://cstproxy.com/hyliion/2022

CONTROL NUMBER

HYLIION HOLDINGS CORP.

1202 BMC Drive, Suite 100
Cedar Park, Texas 78613

Important Notice Regarding the Availability of Proxy Materials For the 2022 Annual Meeting of Stockholders to be Held On May 10, 2022

The following Proxy Materials are available to you to review at: **https://cstproxy.com/hyliion/2022**

- the Company's Annual Report for the year ended December 31, 2021.
- the Company's 2022 Proxy Statement.
- the Proxy Card.
- any amendments to the foregoing materials that are required to be furnished to stockholders.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Please make your request for a copy as instructed below on or before May 9, 2022 to facilitate a timely delivery. You may also request that you receive paper copies of all future proxy materials from the Company.

ACCESSING YOUR PROXY MATERIALS ONLINE

Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your Control number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS

By telephone please call 917-262-2373, or

By logging on to https://cstproxy.com/hyliion/2022 or

By email at: proxy@continentalstock.com

Please include the company name and your control number in the subject line.